EX-99.77Q1(a)

Dreyfus Premier Short Intermediate Municipal Bond Fund (the
"Fund")

Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit 99(a) of Post-Effective
Amendment No. 22 to the Registration Statement on Form N-1A, filed February 5, 2003.